Commitments, Guarantees, and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments, Guarantees, and Contingencies	Commitments, Guarantees, and Contingencies
Commitments

AltaGas has long-term natural gas purchase and transportation arrangements, LPG purchase agreements, crude oil and condensate purchase agreements, electricity purchase arrangements, service agreements, pipeline and storage service contracts, capital commitments, environmental commitments, merger commitments, and operating leases for office space, office equipment, vehicles, rail cars, land, storage, aquatic surface use, and other equipment, all of which are transacted at market prices and in the normal course of business.

Future payments of these commitments as at December 31, 2020 are estimated as follows:

	2021	2022	2023	2024	2025	2026 & beyond	Total
Gas purchase (a)	$1,974	$2,075	$1,858	$1,863	$1,901	$17,612	$27,283
LPG purchase (b)	407	199	161	108	83	258	1,216
Crude oil and condensate purchase (c)	184	—	—	—	—	—	184
Electricity purchase (d)	463	287	106	29	3	—	888
Service agreements (e) (f) (g)	48	32	26	27	27	282	442
Pipeline and storage services (h)	661	637	621	564	528	3,134	6,145
Capital projects (i)	20	1	1	1	1	1	25
Operating leases (j)	96	81	58	50	40	125	450
Environmental (k)	7	3	1	1	1	—	13
Merger commitments (l)	5	2	2	2	1	3	15
Land purchase commitment (m)	20	—	—	—	—	—	20
Post-acquisition contingent payments (n)	—	16	—	—	—	—	16
	$3,885	$3,333	$2,834	$2,645	$2,585	$21,415	$36,697
(a)AltaGas enters into contracts to purchase natural gas from various suppliers for its utilities. These contracts are used to ensure that there is an adequate supply of natural gas to meet the needs of customers and to minimize exposure to market price fluctuations. Gas purchase commitments are valued based on fixed prices and forward prices, which may fluctuate significantly from period to period.
(b)AltaGas enters into contracts to purchase LPGs for its operations at RIPET and Ferndale. These contracts are used to ensure that there is an adequate supply of LPGs to meet shipment commitments and to minimize exposure to market price fluctuations. LPG purchase commitments are valued based on forward prices, which may fluctuate significantly from period to period.
(c)As part of the Petrogas Acquisition (Note 3), AltaGas acquired contracts to purchase crude oil and condensates for marketing, sale, and distribution. These contracts are used to ensure that there is an adequate supply of crude oil and condensates to meet the needs of customers and to minimize exposure to market price fluctuations. Crude oil and condensate commitments are valued based on forward prices, which may fluctuate significantly from period to period.
(d)AltaGas enters into contracts to purchase electricity from various suppliers for its non-utility business. Electricity purchase commitments are based on existing fixed price and fixed volume contracts, and include US$21 million of commitments related to renewable energy credits.
(e)In 2014, AltaGas' Blythe facility entered into a Long-Term Service Agreement (LTSA) with a service pro to complete various upgrade and maintenance services on the Combustion Turbines (CT) at the Blythe facility over 124,000 equivalent operating hours per CT, or 25 years, whichever comes first. The LTSA has variable fees on a per equivalent operating hour basis. As at December 31, 2020, the total commitment was $153 million payable over the next 15 years, of which $44 million is expected to be paid over the next 5 years.
(f)In 2017, AltaGas entered into a 12-year service agreement commencing in 2019 for tug services to support the marine operations of RIPET.
(g)In 2015, AltaGas entered into a Project Agreement that contemplated the sublease of lands from Ridley Terminals Inc. (RTI), provision of certain terminal services, and access to RTI's terminal facilities to support RIPET's operations for an initial term of 20 years ending in 2039. In 2019, RILE LP and RTI executed a Terminal Services Agreement that formalized the concepts outlined in the Project Agreement.
(h)Pipeline and storage commitments include minimum payments for natural gas transportation, storage and peaking contracts that have expiration dates through 2044.
(i)Commitments for capital projects. Estimated amounts are subject to variability depending on the actual construction costs.
(j)Operating leases include lease arrangements for office space, office equipment, field equipment, rail cars, aquatic use, vehicles, power and gas facilities, transmission and distribution assets, and land.
(k)Environmental commitments include committed payments related to certain environmental response costs.
(l)Represents the estimated future payments of WGL merger commitments that have been accrued but not paid. In addition, there are certain additional merger commitments that were and will be expensed as the costs are incurred, including the investment of up to US$70 million over a ten year period to further extend natural gas service, investment of US$8 million for leak mitigation within three years, which has been paid as of December 31, 2020, hiring damage prevention trainers in each jurisdiction for a total of US$2 million over five years, and developing 15 megawatts of either electric grid energy storage or Tier 1 renewable resources within five years after the merger closed. As at December 31, 2020, the cumulative amount of merger commitments that have been expensed but not yet paid is approximately US$12 million.
(m)As part of the Petrogas Acquisition (Note 3), AltaGas acquired a commitment to purchase land as part of an agreement for it's continued use of the Ferndale terminal.
(n)Contingent payments of up to $16 million are expected to be paid related to the Petrogas Acquisition (Note 3).

Guarantees

AltaGas has guaranteed payments primarily for certain commitments on behalf of some of its subsidiaries. AltaGas has also guaranteed payments for certain of its external partners. As at December 31, 2020, AltaGas has no guarantees to external parties.

Contingencies

AltaGas and its subsidiaries are subject to various legal claims and actions arising in the normal course of business. While the final outcome of such legal claims and actions cannot be predicted with certainty, the Corporation does not believe that the resolution of such claims and actions will have a material impact on the Corporation’s consolidated financial position or results of operations.

Antero Contract

In June 2019, a jury trial was held in the County Court for Denver, Colorado to consider a contractual dispute relating to gas pricing between Washington Gas and WGL Midstream (together, the Companies) and Antero Resources Corporation (Antero). Following the trial, the jury returned a verdict in favor of Antero for approximately US$96 million, of which approximately US$11 million was against Washington Gas with the remainder against WGL Midstream. Following the official entry of the judgment, the Companies filed an appeal on August 16, 2019. On December 10, 2020, the Colorado Court of Appeals issued an unpublished opinion affirming the judgement of the trial court. No further appeal has been taken. The judgment was paid in full in February 2021, and a satisfaction has been filed with the court.

AltaGas recorded a net reduction to the acquired working capital of WGL of approximately US$45 million to account for the verdict in favor of Antero net of tax and other expected recoveries. Expected recoveries include a $18 million receivable recorded in "long-term investments and other assets" on the Consolidated Balance Sheets for amounts expected to be recovered under a commercial arrangement with a third party and $7 million recorded in "regulatory assets" on the Consolidated Balance Sheets for amounts expected to be recovered from customers in future periods through the rate-setting process.

During 2020, AltaGas entered into an Escrow Agreement and a Letter Agreement with the third party to share the cost related to the judgment. Following the execution of the agreements, $9 million funded by the third party was deposited into an escrow fund and recorded as restricted cash in “accounts receivable". The previously recorded receivable was reduced accordingly.

Maryland Show-Cause Order

Following the National Transportation and Safety Board (NTSB) hearing that examined the August 10, 2016, explosion and fire at an apartment complex in Silver Spring, Maryland, on September 5, 2019, the PSC of MD ordered Washington Gas to (i) provide a detailed response to the NTSB’s probable cause findings and (ii) provide evidence regarding the status of a 2003 mercury regulator replacement program and, if the program was not completed, to show cause why the PSC of MD should not impose a civil penalty on Washington Gas (Show-Cause Order). Following several hearings throughout the course of 2019 and
2020, on December 18, 2020, the PSC of MD found that Washington Gas failed to file annual reports informing the PSC of MD of the status of Washington Gas' program and imposed a US$750,000 penalty on Washington Gas for reporting violations. The PSC of MD ruled that the NTSB probable cause finding constituted hearsay and could not be admitted into the record of the case and did not undertake its own inquiry into the source of the explosion. The PSC of MD did not make any safety-related findings in the case but did find that Washington Gas made an enforceable regulatory commitment to replace all mercury regulators. The US$750,000 penalty was paid in January 2021 and Washington Gas believes that there is no additional liability as a result of the ruling from the PSC of MD. In its December 18, 2020 order, the PSC of MD also found that Washington Gas’s proposed implementation plan to replace all remaining mercury regulators within five years of completing an mercury regulator survey adequately addresses the need to replace all remaining mercury regulators in Maryland, and is in the public interest. The costs of the proposed implementation program are not yet known, and the recovery of these costs must be deferred until a future rate case.